EXHIBIT 32.2

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANEX-OXLEY ACT OF 2002


In connection with the Quarterly Report on Form 10-QSB of SecureCARE Technologies, Inc. (the Company) for the period ended September 30, 2005 as filed with the SEC (the Report), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company



Name:   /s/ NEIL BURLEY
        -------------------------
        Neil Burley
Title:  Chief Financial Officer and Principal Accounting Officer
Date:   November 16, 2005

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